UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2017

PHH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-7797	52-0551284
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3000 Leadenhall Road

Mt. Laurel, New Jersey 08054

(Address of Principal Executive Offices) (Zip Code)

(856) 917-1744

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01        Entry into a Material Definitive Agreement.

On June 16, 2017, PHH Mortgage Corporation, a New Jersey corporation (“PHH Mortgage”) and a wholly-owned subsidiary of PHH Corporation (the “Company”), entered into an amendment (the “Subservicing Amendment”) to the Subservicing Agreement, dated December 28, 2016 (as amended by the Subservicing Amendment, the “Subservicing Agreement”), with New Residential Mortgage LLC (“New Residential”) in connection with the closing of the initial sale of mortgage servicing rights (“MSRs”) under the Agreement for the Purchase and Sale of Servicing Rights, dated December 28, 2016, by and between New Residential and PHH Mortgage and, for the limited purposes set forth therein, Company (the “Sale Agreement”), which is discussed in more detail below under Item 8.01 of this Current Report on Form 8-K (“Form 8-K”).  Pursuant to the Subservicing Amendment, in order to facilitate New Residential’s financing of servicing advances with respect to mortgage loans subject to the Subservicing Agreement, PHH Mortgage will be reimbursed by New Residential on a weekly basis for servicing advances made by PHH Mortgage.

In addition, on June 16, 2017, PHH Mortgage entered into the MSR Portfolio Defense Agreement with New Residential (the “MSR Defense Agreement”), which was a condition to the closing of the initial sale of MSRs under the Sale Agreement.  Pursuant to the MSR Defense Agreement, PHH Mortgage will be entitled, subject to compliance with the terms of the MSR Defense Agreement, to seek refinance of the mortgage loans subserviced under the Subservicing Agreement.  Subject to the terms and condition of the MSR Defense Agreement, upon the refinance by PHH Mortgage of any mortgage loan subserviced under the Subservicing Agreement, PHH Mortgage has agreed to sell the MSR with respect to such new mortgage loan to New Residential on the terms set forth in the MSR Defense Agreement.  With respect to any mortgage loan, the MSR Defense Agreement will terminate upon any termination of the Subservicing Agreement with respect to that mortgage loan.  The MSR Defense Agreement is also subject to termination by either party for material uncured breaches of the MSR Defense Agreement.

As discussed in more detail below under Item 8.01, the Company and PHH Mortgage are parties to the Sale Agreement with New Residential, in addition to the Subservicing Agreement and MSR Portfolio Defense Agreement.  There are no other pre-existing relationships between New Residential and the Company.

The foregoing summaries of the Subservicing Amendment and the MSR Portfolio Defense Agreement are qualified in their entireties by reference to the Subservicing Amendment and the MSR Portfolio Defense Agreement, which are filed, respectively, as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated in this Item 1.01 by reference.

Item 8.01.  Other Events.

Initial Sale of MSR Portfolio to New Residential

On June 16, 2017, the Company closed the sale of substantially all of the Freddie Mac portion (the “Freddie Mac MSR Portfolio”) of PHH Mortgage’s portfolio of mortgage servicing rights (“MSRs”) as of October 31, 2016 (excluding the Ginnie Mae MSRs that were part of the sale transaction announced in November 2016) (the “MSR Portfolio”), to New Residential under the Sale Agreement, together with the servicing advances related to the Freddie Mac MSR Portfolio.  This closing constituted the initial sale of MSRs under the Sale Agreement.  The Company sold the Freddie Mac MSR Portfolio, together with all servicing advances related to the Freddie Mac MSR Portfolio, for total proceeds of approximately $110 million, of which approximately $101.5 million was attributable to the purchase price for the Freddie Mac MSR Portfolio and approximately $8.5 million was attributable to the related servicing advances.  The purchase price paid is net of an approximately $5.7 million holdback to address indemnification claims by New Residential and an approximately $5.7 million holdback to address mortgage loan document deficiencies, in each case subject to release in accordance with the Sale Agreement.

The closing of the sales for the substantial remainder of the MSR Portfolio, including the Fannie Mae portion thereof, pursuant to the Sale Agreement are expected to occur during the third quarter of 2017, subject to satisfaction of the applicable conditions to closing for such sales.  There can be no assurance that the sales of the remaining balance of the MSR Portfolio contemplated by the Sale Agreement will close as contemplated, if at all.

As discussed above under Item 1.01 of this Form 8-K, PHH Mortgage and New Residential are parties to a Subservicing Agreement, which went into effect upon the closing of the sale of the Freddie Mac MSR Portfolio under the Sale Agreement with respect to the approximately 81,500 mortgage loans included in the Freddie Mac MSR Portfolio.  Pursuant to the Subservicing Agreement, PHH Mortgage has been retained by New Residential as a subservicer for the MSR Portfolio for an initial term of 3 years.  In addition, as discussed above under Item 1.01 of this Form 8-K, PHH Mortgage and New Residential also entered into the MSR Portfolio Defense Agreement upon the closing of the of Freddie Mac MSR Portfolio under the Sale Agreement.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1

Amendment Number One dated as of June 16, 2017 to the Flow Mortgage Loan Subservicing Agreement between New Residential Mortgage LLC, as Servicing Rights Owner, and PHH Mortgage Corporation, as Servicer.

10.2	MSR Portfolio Defense Agreement, dated as of June 16, 2017, by and between PHH Mortgage Corporation, as subservicer, and New Residential Mortgage LLC, as the MSR owner.*

*                                         Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, which portions are omitted and filed separately with the SEC.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Generally, forward looking-statements are not based on historical facts but instead represent only our current beliefs regarding future events.  All forward-looking statements are, by their nature, subject to risks, uncertainties and other factors that could cause actual results, performance or achievements to differ materially from those expressed or implied in such forward-looking statements.  Investors are cautioned not to place undue reliance on these forward-looking statements.  Such statements may be identified by words such as “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.”

You should understand that forward-looking statements are not guarantees of performance or results and are preliminary in nature.  You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the U.S. Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, in connection with any forward-looking statements that may be made by us or our businesses generally.  Such periodic reports are available in the “Investors” section of our website at http://www.phh.com and are also available at http://www.sec.gov.  Except for our ongoing obligations to disclose material information under the federal securities laws, applicable stock exchange listing standards and unless otherwise required by law, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ William F. Brown
Name: William F. Brown
Title: Senior Vice President, General Counsel and Secretary

Dated: June 19, 2017